                                                                     Exhibit 4.2


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                          UNITED HEALTHCARE CORPORATION

                                       to

                              THE BANK OF NEW YORK

                                   as Trustee

                            =======================

                          SUBORDINATED DEBT SECURITIES

                            =======================

                                    INDENTURE

                          Dated as of November 15, 1998


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

                          UNITED HEALTHCARE CORPORATION

         Reconciliation and tie between Trust Indenture Act of 1939 and
                    Indenture, dated as of November 15, 1998

                             CROSS-REFERENCE TABLE*


       TRUST INDENTURE
         ACT SECTION                                           INDENTURE SECTION
         -----------                                           -----------------

         310 (a)(1)       .....................................       812
             (a)(2)       .....................................       812
             (a)(3)       .....................................      N.A.
             (a)(4)       .....................................      N.A.
             (a)(5)       .....................................       812
                (b)       .....................................  809; 812
                (c)       .....................................      N.A.
            311 (a)       .....................................       813
                (b)       .....................................       813
                (c)       .....................................      N.A.
            312 (a)       .....................................       806
                (b)       .....................................       109
                (c)       .....................................       109
            313 (a)       .....................................       807
             (b)(1)       .....................................      N.A.
             (b)(2)       .....................................       807
                (c)       .....................................       807
                (d)       .....................................       807
            314 (a)       .....................................       504
                (b)       .....................................      N.A.
             (c)(1)       .....................................       104
             (c)(2)       .....................................       104
             (c)(3)       .....................................      N.A.
                (d)       .....................................      N.A.
                (e)       .....................................       104
                (f)       .....................................      N.A.
            315 (a)       .....................................       801
                (b)       .....................................       805
                (c)       .....................................       801
                (d)       .....................................       801

                (e)       .....................................       711
316 (a) (last sentence)   .....................................       101
          (a)(1)(A)       .....................................       705
          (a)(1)(B)       .....................................       704
             (a)(2)       .....................................      N.A.
                (b)       .....................................       707
                (c)       .....................................       106
          317(a)(1)       .....................................       708
             (a)(2)       .....................................       709
                (b)       .....................................       503
            318 (a)       .....................................      1401
                (b)       .....................................      N.A.
                (c)       .....................................      1401

N.A. means not applicable.

--------------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS
                                                                            Page


ARTICLE I. DEFINITIONS AND INCORPORATION BY REFERENCE
   Section 101.  Definitions...................................................8
   Section 102.  Other Definitions.............................................8
   Section 103.  Incorporation by Reference of TIA.............................9
   Section 104.  Compliance Certificates and Opinions.........................10
   Section 105.  Form of Documents Delivered to Trustee.......................10
   Section 106.  Acts of Holders..............................................12
   Section 107.  Notices, Etc., to Trustee and Company........................13
   Section 108.  Notice to Holders; Waiver....................................13
   Section 109.  Communication by Holders with Other Holders..................13
   Section 110.  Rules of Construction........................................14

ARTICLE II. SECURITY FORMS
   Section 201.  Forms Generally..............................................14
   Section 202.  Form of Trustee's Certificate of Authentication..............15
   Section 203.  Form of Legend for Global Securities.........................15

ARTICLE III. THE SECURITIES
   Section 301.  Amount Unlimited; Issuable in Series.........................18
   Section 302.  Denominations................................................18
   Section 303.  Execution, Authentication, Delivery and Dating...............21
   Section 304.  Temporary Securities.........................................21
   Section 305.  Registration, Registration of Transfer and Exchange..........23
   Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.............24
   Section 307.  Payment of Interest; Interest Rights Preserved...............25
   Section 308.  Persons Deemed Owners........................................26
   Section 309.  Cancellation.................................................26
   Section 310.  Computation of Interest......................................26
   Section 311.  CUSIP Number.................................................27

ARTICLE IV. REDEMPTION OF SECURITIES
   Section 401.  Applicability of Article.....................................27
   Section 402.  Notices to Trustee...........................................27
   Section 403.  Selection of Securities to Be Redeemed.......................28
   Section 404.  Notice of Redemption.........................................29
   Section 405.  Effect of Notice of Redemption...............................29
   Section 406.  Deposit of Redemption Price..................................29
   Section 407.  Securities Payable on Redemption Date........................29
   Section 408.  Securities Redeemed in Part..................................30

ARTICLE V. COVENANTS
   Section 501.  Payment of Principal, Premium and Interest...................30
   Section 502.  Maintenance of Office or Agency..............................31
   Section 503.  Money for Securities Payments to Be Held in Trust............32
   Section 504.  Commission Reports...........................................33
   Section 505.  Compliance Certificate.......................................33
   Section 506.  Taxes........................................................34
   Section 507.  Stay, Extension and Usury Laws...............................34
   Section 508.  Corporate Existence..........................................34
   Section 509.  Calculation of Original Issue Discount.......................35

ARTICLE VI. SUCCESSORS
   Section 601.  Limitations On Mergers, Consolidations or Sales of Assets....35
   Section 602.  Successor Corporation Substituted............................36

ARTICLE VII. DEFAULTS AND REMEDIES
   Section 701.  Events of Default............................................38
   Section 702.  Acceleration.................................................38
   Section 703.  Other Remedies...............................................38
   Section 704.  Waiver of Past Defaults. ....................................39
   Section 705.  Control by Majority. ........................................39
   Section 706.  Limitation on Suits. ........................................40
   Section 707.  Rights of Holders to Receive Payment.........................40
   Section 708.  Collection Suit by Trustee...................................40
   Section 709.  Trustee May File Proofs of Claim. ...........................41
   Section 710.  Priorities. .................................................41
   Section 711.  Undertaking for Costs........................................42

ARTICLE VIII. TRUSTEE
   Section 801.  Duties of Trustee. ..........................................43
   Section 802.  Rights of Trustee. ..........................................43
   Section 803.  Individual Rights of Trustee.................................44
   Section 804.  Trustee's Disclaimer.........................................44
   Section 805.  Notice of Defaults. .........................................44
   Section 806.  Preservation of Information..................................44
   Section 807.  Reports by Trustee to Holders................................45
   Section 808.  Compensation and Indemnity...................................45
   Section 809.  Resignation and Removal; Appointment of Successor............47
   Section 810.  Acceptance of Appointment by Successor.......................48
   Section 811.  Merger, Conversion, Consolidation or Succession to Business..49
   Section 812.  Eligibility; Disqualification................................49
   Section 813.  Preferential Collection of Claims Against Company............49
   Section 814.  Appointment of Authenticating Agent..........................51
   Section 815.  Trustee's Application for Instructions from the Company......51

ARTICLE IX. DISCHARGE OF INDENTURE
   Section 901.  Defeasance and Discharge of this Indenture and the
                 Securities...................................................52
   Section 902.  Legal Defeasance and Discharge...............................52
   Section 903.  Covenant Defeasance..........................................53
   Section 904.  Conditions to Legal or Covenant Defeasance...................54
   Section 905.  Deposited Money and Government Securities to be Held in
                 Trust; Other Miscellaneous Provisions........................55
   Section 906.  Repayment to Company.........................................55
   Section 907.  Reinstatement................................................56

ARTICLE X. AMENDMENT, SUPPLEMENT AND WAIVER
   Section 1001. Without Consent of Holders...................................57
   Section 1002. With Consent of Holders......................................58
   Section 1003. Execution of Supplemental Indentures.........................58
   Section 1004. Effect of Supplemental Indentures............................59
   Section 1005. Compliance with TIA..........................................59
   Section 1006. Revocation and Effect of Consents............................59
   Section 1007. Reference in Securities to Supplemental Indentures...........59
   Section 1008. Notice of Supplemental Indentures............................60

ARTICLE XI. SINKING FUNDS
   Section 1101. Applicability of Article.....................................60
   Section 1102. Satisfaction of Sinking Fund Payments with Securities........60
   Section 1103. Redemption of Securities for Sinking Fund....................61

ARTICLE XII. REPURCHASE OF SECURITIES AT OPTION OF HOLDERS
   Section 1201. Applicability of Article.....................................61
   Section 1202. Notice of Repurchase Date....................................62
   Section 1203. Deposit of Repurchase Price..................................62
   Section 1204. Securities Payable on Repurchase Date........................63
   Section 1205. Securities Repurchased in Part...............................63

ARTICLE XIII. SUBORDINATION
   Section 1301. Agreement to Subordinate.....................................63
   Section 1302. Distribution on Dissolution, Liquidation and
                 Reorganization...............................................65
   Section 1303. No Payment When Senior Debt in Default.......................65
   Section 1304. Payment to Holders of Senior Debt............................66
   Section 1305. Subrogation..................................................66
   Section 1306. Payment on Securities Permitted..............................66
   Section 1307. Authorization of Holders to Trustee to Effect Subordination..67
   Section 1308. No Waiver of Subordination Provisions........................67
   Section 1309. Trustee as Holder of Senior Debt.............................67
   Section 1310. Notices to Trustee...........................................68

   Section 1311. No Fiduciary Duty by Trustee to Holders of Senior Debt.......68
   Section 1312. Paying Agent Treated as Trustee..............................68

ARTICLE XIV. MISCELLANEOUS
   Section 1401. TIA Controls.................................................69
   Section 1402. Rules by Trustee and Agents..................................69
   Section 1403. Legal Holidays...............................................69
   Section 1404. No Personal Liability of Directors, Officers, Employees and
                 Stockholders.................................................69
   Section 1405. Duplicate Originals..........................................69
   Section 1406. Governing Law................................................69
   Section 1407. No Adverse Interpretation of Other Agreements................70
   Section 1408. Successors...................................................70
   Section 1409. Severability.................................................70
   Section 1410. Counterpart Originals........................................70
   Section 1411. Table of Contents, Headings, etc.............................70

         INDENTURE, dated as of November 15, 1998 between UNITED HEALTHCARE CORPORATION, a corporation duly organized and existing under the laws of the State of Minnesota (herein called the "Company"), having its principal office at 300 Opus Center, 9900 Bren Road East, Minnetonka, Minnesota 55343, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (herein called the "Trustee"), having its principal corporate trust office at 101 Barclay Street, Floor 21 West, New York, New York 10286.

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof (including holders from time to time of the Securities of any series held through a Holder which is a Depositary (as defined herein)), as follows:


                                   ARTICLE I.
                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 101. Definitions.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

         "Agent" means any Authenticating Agent, Security Registrar, Paying Agent or co- registrar.

         "Board of Directors" means the Board of Directors of the Company or any duly authorized (generally or in any particular respect) committee appointed by that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification. Where any provision of this Indenture refers to action to be taken pursuant to a Board Resolution (including establishment of any series of the Securities and the forms and terms thereof), such action may be taken by any committee, officer or employee of the Company authorized to take such action (generally or in any particular respect) by a Board Resolution.

         "Business Day" means any day other than a Legal Holiday.

         "Capital Stock" means (i) in the case of a corporation, corporate stock without limitation, common stock and preferred stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the common stock, par value $.01 per share, of the Company.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument, as obligor under the Securities, unless and until a successor replaces the Company in accordance with Article 6 hereof and thereafter means such successor.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President, its Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer, a Vice President, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, or by any other officer of the Company authorized to sign by Board Resolution, and delivered to the Trustee.

         "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of (i) the consolidated equity of the common stockholders of such Person and its consolidated Subsidiaries as of such date, plus (ii) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock, less (x) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the date of this Indenture in the book value of any asset owned by such Person or a consolidated Subsidiary of such Person, and (y) all unamortized debt discount and expense and unamortized deferred charges as of such date, all of the foregoing determined in accordance with GAAP.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which at the date of original execution of the Indenture is 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Administration.

         "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

         "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the clearing agency registered under the Exchange Act, specified for that purpose as contemplated by Section 301 or any successor clearing agency registered under the Exchange Act as contemplated by Section 305, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of such series.

         "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the Holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Securities mature.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

         "Global Security" means a Security bearing the legend specified in
Section 203 evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

         "Government Securities" means securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof.

         "Holder" means a Person in whose name a Security is registered.

         "Indebtedness" means any indebtedness for money borrowed.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument due to the appointment of one or more separate Trustees for any one or more separate series of Securities pursuant to Section 809(e), "Indenture" shall mean, with respect to such series of Securities for which any such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by
Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

         "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Junior Subordinated Debt" means any Indebtedness of the Company created or evidenced by an instrument which expressly provides that such Indebtedness is subordinated in right of payment to the Securities.

         "Lien" means any mortgage, lien, pledge, charge, security interest or encumbrance of any kind.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officers" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Assistant Secretary and any Vice President of the Company or any Subsidiary, as the case may be.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, a Vice President or an Assistant Vice President of the Company, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company, any Subsidiary or the Trustee.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 702.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 702, and (ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) and/or interest on any Securities on behalf of the Company.

         "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including without limitation the rate or rates of interest (or formula for determining the rate or rates of interest), if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and/or interest on the Securities of that series are payable.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Redemption Date", when used with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Repurchase Date", when used with respect to any Security or portion thereof to be repurchased, means the date fixed for such repurchase pursuant to this Indenture.

         "Repurchase Price", when used with respect to any Security or portion thereof to be repurchased, means the price at which it is to be repurchased pursuant to this Indenture.

         "Responsible Officer", shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Debt" means all Indebtedness of the Company, except (i) Indebtedness under the Securities, and (ii) Indebtedness (including, without limitation, any Junior Subordinated Debt) created or evidenced by an instrument which expressly provides that such Indebtedness is subordinated in right of payment to any other Indebtedness of the Company. Notwithstanding anything to the contrary in the foregoing, Senior Debt shall not include (x) any Indebtedness of the Company to any of its Subsidiaries or other Affiliates and
(y) any Indebtedness incurred for the purchase of goods or materials or for services obtained in the ordinary course of business (other than with the proceeds of revolving credit borrowings permitted hereby).

         "Senior Payment Default" means any default in the payment of any Obligation on any Senior Debt when due, whether at the stated maturity of any such payment or by declaration of acceleration, call for redemption, mandatory repurchase, payment or prepayment or otherwise.

         "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

         "TIA" means the Trust Indenture Act of 1939, as amended, as in effect on the date on which this Indenture is qualified under the TIA.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

Section 102. Other Definitions.

                                                     Defined in
         Term                                          Section
         ----                                          -------

         "Bankruptcy Law"                                701
         "Covenant Defeasance"                           903
         "Custodian"                                     701
         "Event of Default"                              701
         "Legal Defeasance"                              902
         "Legal Holiday"                                1403
         "Notice of Default"                             701
         "Payment Default"                               701
         "Proceedings"                                  1302
         "Obligations"                                  1302
         "Securities Payment"                           1302


Section 103. Incorporation by Reference of TIA.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Securities;

         "indenture security holder" means a Holder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee;

         "obligor" on the Securities means the Company and any successor obligor upon the Securities.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by the Commission rule under the TIA have the meanings so assigned to them.

Section 104. Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion whether such covenant or condition has been complied with; and

                  (4) a statement whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Every such certificate provided under this Indenture shall be without personal recourse to the individual executing the same and may include an express statement to such effect.

Section 105. Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate, opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company. Any certificate or opinion of counsel may be stated to be based on the certificates or opinions of other counsel, in which event it shall be accompanied by a copy of such other certificates or opinions.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument. All applications, requests, certificates, statements or other instruments given under this Indenture shall be without personal recourse to any individual giving the same and may include an express statement to such effect.

Section 106. Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders (including Persons who hold their Securities through a Holder which is a Depositary) in person or by an agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 801) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be made, given or taken by the Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner provided that, in any instance, the Trustee may require further proof with respect to any matter referred to in this Section.

         (c) The ownership of Securities shall be proved by the Security
Register.

         (d) The Company may fix any day as the record date for the purpose of determining the Holders (including Persons who hold Securities through a Holder which is a Depositary) of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to TIA ss. 312 prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders (including Persons who hold Securities through a Holder which is a Depositary) of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

         With regard to any action that may be given or taken hereunder only by Holders (including Persons who hold their Securities through a Holder which is a Depositary) of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this subsection (d), the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders (including Persons who hold Securities through a Holder which is a Depositary) of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this subsection (d), the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this subsection (d) shall prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any expiration date, any action identical to, or, at any time, contrary to or different from any action given or taken, or purported to have been given and taken, hereunder by a Holder on or prior to such date, in which event the Company may set a record date in respect hereof pursuant to this subsection (d).

         Notwithstanding the foregoing, upon actual receipt by a Responsible Officer of the Trustee, with respect to Securities of any series, of (i) any Notice of Default pursuant to Section 701, (ii) any declaration or acceleration, or any rescission and annulment of any such declaration, pursuant to Section 702, or (iii) any waiver given pursuant to Section 704 (any such notice, declaration, rescission and annulment, or waiver being referred to herein as a "Direction"), a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders (including Persons who hold Securities through a Holder which is a Depositary) of Outstanding Securities of such series entitled to join in such Direction, which record date shall be the close of business on the day the Trustee receives such Direction. The Holders (including Persons who hold Securities through a Holder which is a Depositary) of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Direction, whether or not such Holders remain Holders after such record date; provided that, unless such Direction shall have become effective by virtue of Holders (including Persons who hold Securities through a Holder which is a Depositary) of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Direction shall automatically and without any action by any Person be canceled and be of no further effect. Nothing in this paragraph shall prevent a Holder (or duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a Direction contrary to or different from, or, after the expiration of such period, identical to, a Direction that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this subsection (d).

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 107. Notices, Etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with a Responsible Officer of the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument (Attention:
         General Counsel) or at any other address previously furnished in writing to a Responsible Officer of the Trustee by the Company.


Section 108. Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder (including Persons who hold Securities through a Holder which is a Depositary if the name and address of such beneficial holder has been provided in writing to the Person required to give such notice prior to the date such notice is given) affected by such event, at such Holder's address as it appears in the Security Register or as provided in writing by the Depositary, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to the Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with a Responsible Officer of the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made by or with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 109. Communication by Holders with Other Holders.

         Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

Section 110. Rules of Construction.

         Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3) "or" is not exclusive;

                  (4) words in the singular include the plural, and in the plural include the singular; and

                  (5) provisions apply to successive events and transactions.


                                   ARTICLE II.
                                 SECURITY FORMS

Section 201. Forms Generally.

         The Securities of each series, including Global Securities representing Securities of such series, shall be in the form established, without the approval of any Holders or the Trustee, by or pursuant to a Board Resolution in accordance with Section 301 or by one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

         The definitive Securities may be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 202. Form of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein and issued pursuant to the within-mentioned Indenture.

                                             Dated:

                                             ________________________________

                                             The Bank of New York, as Trustee


                                             --------------------------------
                                             Authorized Signatory

Section 203. Form of Legend for Global Securities.

         Any Global Security authenticated and delivered hereunder shall, in addition to the provisions established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto in accordance with Section 201, bear a legend in substantially the following form or such similar form as may be required by the Depositary:

                  "Unless this certificate is presented by an authorized representative of [Depositary] to the issuer or to its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [Depositary Nominee] or such other name as requested by an authorized representative of [Depositary] and any payment is made to [Depositary Nominee], ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, [Depositary Nominee], has an interest herein."


                                  ARTICLE III.
                                 THE SECURITIES

Section 301. Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established, without the approval of any Holders or the Trustee, by or pursuant to authority granted by one or more Board Resolutions, and, subject to Section 303, there shall be set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series, all or any of the following, as applicable:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series) and the form of the Securities of the series;

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 1007 and 1205 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder) and the absence of such limitation shall mean that the Company may issue from time to time additional securities of such series without limitation as to aggregate principal amount;

                  (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates, or the method by which such date or dates are determined or extended, on which the principal or installments of principal and premium, if any, of the Securities of the series is or are payable;

                  (5) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the Regular Record Date for the interest payable on any Interest Payment Date and the circumstances, if any in which the Company may defer interest payments and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                  (6) whether the Company shall be required to maintain an office in the Borough of Manhattan, the City of New York in accordance with Section 502 hereof and the place or places, if any, where the principal of (and premium, if any) and interest on Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer or exchange and notices and demands to or upon the Company with respect to the Securities of the series and this Indenture may be served, other than or in addition to the Corporate Trust Office of the Trustee and any office maintained for such purpose in the Borough of Manhattan, the City of New York in accordance with Section 502 hereof;

                  (7) if applicable, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) whether the Securities of the series will be convertible into or exchangeable for shares of Common Stock, and if so, the terms and conditions upon which such Securities will be so convertible or exchangeable, and any deletions from or modifications or additions to this Indenture to permit or to facilitate the issuance of such convertible or exchangeable Securities or the administration thereof;

                  (10) the identity of each Security Registrar and Paying Agent, if other than or in addition to the Trustee;

                  (11) if the amount of principal of, or any premium or interest on, any Securities of the series may be determined by reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

                  (12) the applicability of, and any addition to or change in, the covenants and definitions currently set forth in this Indenture;

                  (13) if other than denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000, the denominations in which Securities of the series shall be issuable;

                  (14) any other event or events of default applicable with respect to Securities of the series in addition to or in lieu of those provided in Section 701 and any change in the right of the Trustee or the Holders to declare the principal of or any premium or interest on such Securities due and payable;

                  (15) if less than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
         Section 702;

                  (16) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, if so, (a) the Depositary with respect to such Global Security or Securities and (b) the circumstances under which any such Global Security may be exchanged for Securities registered in the name of, and any transfer of such Global Security may be registered to, a Person other than such Depositary or its nominee, if other than as set forth in Section 305;

                  (17) if applicable, that the Securities of the series, in whole or any specified part, shall not be defeasible pursuant to
         Section 902 or Section 903 or both such Sections and, if other than by a Company Order, the manner in which any election by the Company to defend such Securities shall be evidenced;

                  (18) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 1001(v)); and

                  (19) CUSIP numbers.

         All Securities of any one series (other than Securities offered in a Periodic Offering) shall be substantially identical except as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution referred to above and, subject to Section 303, set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time. Unless otherwise provided, Securities of a single series may have different terms, and a series may be reopened, without the consent of the Holders of Securities of such series, for issuance of additional Securities of such series.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         With respect to Securities of a series offered in a Periodic Offering, such Board Resolution and Officers' Certificate or supplemental indenture may provide general terms or parameters for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company or its agents in accordance with other procedures specified in a Company Order as contemplated by the third paragraph of Section 303.

Section 302. Denominations.

         Unless otherwise provided in the applicable Officers' Certificate or supplemental indenture, the Securities of each series shall be issued in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000.

Section 303. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, its Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer or one of its Vice Presidents, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, or, in the case of Securities offered in a Periodic Offering, from time to time in accordance with such other procedures (including, without limitation, the actual receipt by the Trustee of electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing by the Company) acceptable to the Trustee as may be specified from time to time by a Company Order for establishing the specific terms of particular Securities being so offered, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or forms or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 801) shall be fully protected in conclusively relying upon

                  (a) an Opinion of Counsel stating:

                           (1) that the form or forms of such Securities have
                  been established in conformity with the provisions of this Indenture;

                           (2) that the terms of such Securities have been
                  established in conformity with the provisions of this Indenture;

                           (3) that authentication and delivery of such
                  Securities and the execution and delivery of the supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture;

                           (4) that the Company has the corporate power to
                  issue, and has duly authorized, such Securities; and

                           (5) that such Securities, when authenticated and
                  delivered by a Responsible Officer of the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

                  (b) an executed supplemental indenture, if any;

                  (c) a copy of a Board Resolution; and

                  (d) an Officers' Certificate;

provided, however, that, with respect to Securities of a series offered in a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel in connection only with the first authentication of each form of Securities of such series and that the opinions described in clauses (a)(2) and
(a)(5) above may state, respectively, that

                  (2) if the terms of such Securities are to be established pursuant to a Company Order or pursuant to such procedures as may be specified from time to time by a Company Order, all as contemplated by a Board Resolution or action taken pursuant thereto, such terms will have been duly authorized by the Company and established in conformity with the provisions of this Indenture; and

                  (5) that such Securities, when executed by the Company, completed, authenticated and delivered by the Trustee in accordance with this Indenture, and issued and delivered by the Company and paid for, all in accordance with any agreement of the Company relating to the offering, issuance and sale of such Securities, will be duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

         With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such Securities, the form or forms and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel, Company Order and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, in connection with the first authentication of a form of Securities of such series and it shall not be necessary for the Company to deliver such Opinion of Counsel and other documents (except as may be required by the specified other procedures, if any, referred to above) at or prior to the time of authentication of each Security of such series unless and until a Responsible Officer of the Trustee receives notice that such Opinion of Counsel or other documents have been superseded or revoked, and may assume compliance with any conditions specified in such Opinion of Counsel (other than any conditions to be performed by the Trustee). If such form or forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by a Responsible Officer of the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304. Temporary Securities.

         Pending the preparation of definitive Securities of any Series, the Company may execute, and upon Company Order a Responsible Officer of the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in the form of Global Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable, subject to Section 305, for definitive Securities of like tenor of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and a Responsible Officer of the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and of like tenor and of any authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 305. Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" of each series of Securities for the purpose of registering Securities and transfers of Securities as herein provided at the Corporate Trust Office.

         Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in any Place of Payment for such series, the Company shall execute and a Responsible Officer of the Trustee shall authenticate and deliver (in the name of the designated transferee or transferees) one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor and bearing a number not contemporaneously outstanding.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at the office or agency of the Company in any Place of Payment for such series. Whenever any Securities are so surrendered for exchange, the Company shall execute, and a Responsible Officer of the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 1007 or 1205 not involving any transfer.

         The Company may but shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 403 and ending at the close of business on the day of such mailing, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (iii) to register the transfer of or exchange any certificated Securities during a period beginning five days before the date of Maturity with respect to such Security and ending on such date of Maturity.

         Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, no Global Security shall be exchangeable pursuant to this Section 305 for Securities registered in the name of, and no transfer of a Global Security of any series may be registered to, any Person other than the Depositary for such Security or its nominee, unless (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or the Company determines that the Depositary is unable to continue as Depositary and the Company thereafter fails to appoint a successor Depositary, (ii) the Company provides for such exchange or registration of transfer pursuant to Section 301 of this Indenture, (iii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable and the transfer thereof so registrable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series which entitles the Holders of such Securities to accelerate the maturity thereof. Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clauses (i), (ii), (iii) or (iv) of the preceding sentence or such other conditions as may be specified as contemplated by Section 301 for such series, such Global Security may be exchanged for Securities not bearing the legend specified in Section 203 and registered in the names of such Persons as may be specified by the Depositary (including Persons other than the Depositary or its nominees).

         Notwithstanding any other provision of this Indenture, a Global Security may not be transferred except as a whole by the Depositary for such Global Security to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security, including a Global Security, is surrendered to the Trustee or the Company, together with such security, bond or indemnity as may be required by the Trustee or the Company to save each of them and any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security, including a new Global Security if the mutilated Security was a Global Security, of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, including a Global Security if the destroyed, lost or stolen Security was a Global Security, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security, including a Global Security if the destroyed, lost or stolen Security was a Global Security, of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee), if any, connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder. A new Security shall have such legends as appeared on the old Security unless the Company determines otherwise.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307. Payment of Interest; Interest Rights Preserved.

         Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered in the Security Register at the close of business on the Regular Record Date for such Interest Payment Date.

         Any interest on any Security of any series which is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 5 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at such Holder's address as it appears in the Security Register, not less than 15 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308. Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered in the Security Register as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         No holder of any beneficial interest in any Global Security held on its behalf by a Depositary (or its nominees) shall have any rights under this Indenture with respect to such Global security or any Security represented thereby, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global

Security or any Security represented thereby for all purposes whatsoever. Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary as Holder of such Global Security, or impair, as between a Depositary and the owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominees) as Holder of such Global Security.

Section 309. Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. The Trustee is hereby directed by the Company to cancel the Securities held by the Trustee (subject to the record retention requirements of the Exchange Act), and the Trustee shall return such canceled Securities to the Company.

Section 310. Computation of Interest.

         Except as otherwise specified pursuant to Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months and no interest will accrue with respect to the 31st day of any month.

Section 311. CUSIP Number.

         The Company in issuing the Securities may use "CUSIP" numbers, and if it does so, the Trustee shall use the applicable CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company will promptly notify the Trustee of any change in any CUSIP number.

                                   ARTICLE IV.
                            REDEMPTION OF SECURITIES

Section 401. Applicability of Article.

         Unless otherwise specifically provided for in accordance with Section 301 with respect to any series of Securities, the Company shall have no mandatory redemption or sinking fund obligations with respect to the Securities of any series. Securities of any series which are redeemable before their Stated Maturity in accordance with their terms as specifically established in accordance with Section 301 shall be redeemable in accordance with their terms and, except as otherwise provided by such terms, in accordance with this Article.

Section 402. Notices to Trustee.

         If the Company elects to redeem any Securities pursuant to any optional redemption provisions established with respect to such series hereof, it shall furnish to the Trustee, at least 40 days but not more than 60 days before the Redemption Date, an Officers' Certificate setting forth (i) such Redemption Date, (ii) the Redemption Price, (iii) if the Securities of such series have different terms and less than all of the Securities of such series are to be redeemed, the terms of the Securities to be redeemed and (iv) if less than all the Securities of such series with identical terms are to be redeemed, the principal amount of such Securities to be redeemed.

         In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 403. Selection of Securities to Be Redeemed.

         If less than all of the Securities of like tenor of any series are to be redeemed at any time, the Trustee shall select the particular Securities to be redeemed among the Holders on a pro rata basis (and in such manner as complies with applicable legal and stock exchange requirements, if any) or in such other manner as the Trustee, in the exercise of its reasonable discretion, deems fair and appropriate. In the event of partial redemption by lot, the particular Securities to be redeemed from the Outstanding Securities of like tenor of such series shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of like tenor of such series not previously called for redemption.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of them selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Securities of a Holder are to be redeemed, the entire outstanding amount of Securities held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

Section 404. Notice of Redemption.

         At least 30 days but not more than 60 days before a Redemption Date, notice of redemption shall be delivered by first-class mail, postage prepaid, to each Holder whose Securities are to be redeemed at each such Holder's address appearing in the Security Register.

         The notice shall identify the Securities (including CUSIP numbers) to be redeemed and shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price;

                  (3) if less than all the Outstanding Securities of like tenor of any series are to be redeemed, the portion of the principal amount of any Security of such series to be redeemed and that, after the redemption date upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion shall be issued;

                  (4) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

                  (5) that, unless the Company defaults in making such redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date;

                  (6) the paragraph of the Securities and/or Section of this Indenture pursuant to which the Securities called for redemption are being redeemed; and

                  (7) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 40 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph. The notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives such notice.

In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security shall not affect the validity of the proceeding for the redemption of any other Security.

Section 405. Effect of Notice of Redemption.

         Once notice of redemption is mailed in accordance with Section 404 hereof, Securities called for redemption become due and payable on the redemption date at the redemption price plus accrued and unpaid interest, if any, to such date.

Section 406. Deposit of Redemption Price.

         At or before 10:00 a.m. Eastern Time on the Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 503) an amount of money, sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the Redemption Price of (including any applicable premium), and accrued interest on, all Securities to be redeemed.

Section 407. Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 408. Securities Redeemed in Part.

         Any Security which is to be redeemed in part shall be surrendered at a Place of Payment for such series (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. To the extent a series of Securities represented by a Global Security is to be redeemed only in part, a notation of such redemption shall be made by the Trustee in the schedule of exchanges on the Global Security.


                                    ARTICLE V
                                    COVENANTS

Section 501. Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of such series in accordance with the terms of such Securities and this Indenture. Principal of (premium, if any) and interest on the Securities of any series shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary of the Company, holds as of 10:00 a.m. Eastern Time on the due date money, deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. Such Paying Agent shall return to the Company, no later than one Business Day following the date of payment, any money (including accrued interest) that exceeds such amount of principal (premium, if any) and interest paid on the Securities of such series.

         The Company shall, unless otherwise provided for as contemplated by
Section 301, pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal of the Securities of any series at the rate equal to 1% per annum in excess of the interest rate then applicable to such series to the extent lawful. In addition, the Company shall pay interest on the Securities of any series (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

Section 502. Maintenance of Office or Agency.

         Unless otherwise provided for as contemplated by Section 301, the Company shall maintain in the Borough of Manhattan, the City of New York, and in each Place of Payment for any series of securities, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, the Security Registrar or co-registrar) where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain such an office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation, unless otherwise provided for as contemplated by Section 301, to maintain an office or agency in the Borough of Manhattan, the City of New York and in each Place of Payment for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 503. Money for Securities Payments to Be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency in which such series of Securities is payable sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its failure so to act.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of such series in trust for the benefit of the Holders of such Securities until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal (and premium, if any) or interest on the Securities of such series; and

                  (3) during the continuance of any such default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal (and premium, if any) or interest on the Securities of such series, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent, and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company on Company Request.

Section 504. Commission Reports.

         (i) So long as any of the Securities remain Outstanding, the Company shall cause copies of all current, quarterly and annual financial reports on Forms 8-K, 10-Q and 10-K, respectively, and all proxy statements, which the Company is then required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act to be filed with the Trustee and mailed to the Holders of such series of Securities at their addresses appearing in the Security Register maintained by the Security Registrar, in each case, within 15 days of filing with the Commission. The Company shall also comply with the provisions of TIA ss. 314(a).

         (ii) If the Company is required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause any such annual or quarterly report to its stockholders and any other financial report furnished by it generally to its stockholders to be filed with the Trustee and mailed to the Holders of each series of Securities Outstanding at their addresses appearing in the Security Register maintained by the Security Registrar, and such reports shall be in lieu of the delivery to such Holders of the reports on Form 10-K and 10-Q described in clause (i) above if they contain the information required by clause (i) above.

         (iii) Delivery of such reports, information and documents to the Trustee is for information purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

Section 505. Compliance Certificate.

         (i) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to his or her knowledge each entity has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action each is taking or proposes to take with respect thereto) and that to his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities of any series is prohibited or if such event has occurred, a description of the event and what action each is taking or proposes to take with respect thereto.

         (ii) The Company shall, so long as any of the Securities of any series are Outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of (a) any Default or Event of Default with respect to such series of Securities or (b) any event of default under any other mortgage, indenture or instrument, an Officers' Certificate specifying such Default, Event of Default or event of default and what action the Company is taking or proposes to take with respect thereto.

Section 506. Taxes.

         The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments and governmental levies except (i) as contested in good faith by appropriate proceedings and with respect to which appropriate reserves have been taken, if required, in accordance with GAAP or (ii) where the failure to effect such payment is not adverse in any material respect to the Holders.

Section 507. Stay, Extension and Usury Laws.

         The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

Section 508. Corporate Existence.

         Subject to Article 6 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of each Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

Section 509. Calculation of Original Issue Discount.

         The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                   ARTICLE VI.
                                   SUCCESSORS

Section 601. Limitations On Mergers, Consolidations or Sales of Assets.

         The Company may not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another Person unless:

                  (i) the Company is the surviving Person or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

                  (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Securities and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee;

                  (iii) immediately after such transaction no Default or Event of Default exists; and

                  (iv) the Company or the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made will have Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction.

Section 602. Successor Corporation Substituted.

         Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 601 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor corporation), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person has been named as the Company, herein.

                                  ARTICLE VII.
                              DEFAULTS AND REMEDIES

Section 701. Events of Default.

         "Event of Default", wherever used herein with respect to Securities of any series, and unless otherwise provided with respect to Securities of any series pursuant to Section 301, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) a default for 30 days in the payment when due of interest on any Security of such series;

                  (ii) a default in payment when due of principal of or premium, if any, on any Security of such series at Maturity, upon redemption or otherwise;

                  (iii) a failure by the Company to deposit any "mandatory sinking fund payment" (as defined in Section 1101 hereof), when and as due, in respect of the Securities of such series;

                  (iv) a default in the performance or breach of Article 6;

                  (v) failure by the Company for 60 days after notice to comply with any of its other agreements in this Indenture or any Security of such series;

                  (vi) the Company or any Subsidiary of the Company pursuant to or within the meaning of any Bankruptcy Law:

                           (a) commences a voluntary case,

                           (b) consents to the entry of an order for relief
                  against it in an involuntary case in which it is the debtor,

                           (c) consents to the appointment of a Custodian of it
                  or for all or substantially all of its property,

                           (d) makes a general assignment for the benefit of its
                  creditors, or

                           (e) admits in writing its inability generally to pay
                  its debts as the same become due;

                  (vii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (a) is for relief against the Company or any
                  Subsidiary of the Company in an involuntary case in which it is the debtor,

                           (b) appoints a Custodian of the Company or any
                  Subsidiary thereof or for all or substantially all of the property of the Company or any Subsidiary thereof, or

                           (c) orders the liquidation of the Company or any
                  Subsidiary of the Company,

         and the order or decree remains unstayed and in effect for 60 days; and

                  (viii) any other Event of Default provided with respect to Securities of such series pursuant to Section 301.

         The term "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         A Default under clause (v) is not an Event of Default with respect to any series of Securities until the Trustee notifies the Company in writing, or the Holders of at least 25% in principal amount of the then Outstanding Securities of such series notify the Company and the Trustee in writing, of the Default and the Company does not cure the Default within 60 days after receipt of such notice. The written notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

         In the case of any Event of Default with respect to the Securities of any series pursuant to the provisions of this Section 701 occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company or any of its Subsidiaries the primary purpose of which was to allow the Company to avoid payment of the premium, if any, that the Company would have had to pay with respect to the Securities of such series if the Company then had elected to redeem such Securities pursuant to the optional redemption provisions, if any, established in accordance with this Indenture, an equivalent premium shall also become and be immediately due and payable if such Securities are repaid to the extent permitted by law, anything in this Indenture or in the Securities of such series to the contrary notwithstanding.

Section 702. Acceleration.

         If an Event of Default with respect to the Outstanding Securities of any series (other than an Event of Default specified in clauses (viii) and (ix) of Section 701) occurs and is continuing, the Trustee by notice to the Company, or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series by written notice to the Company and the Trustee, may declare the unpaid principal of (or, if any of the Securities of such series are Original Issue Discount Securities, such lesser portion of the principal amount of such Securities as may be specified in the terms thereof), premium, if any, and any accrued and unpaid interest on all the Securities of that series to be due and payable. Upon such declaration the principal (or specified portion thereof), premium, if any, and interest shall be due and payable immediately. If an Event of Default specified in clause (viii) or (ix) of Section 701 occurs with respect to the Company or any Subsidiary thereof such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the Outstanding Securities of such series by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default with respect to such series (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived.

Section 703. Other Remedies.

         If an Event of Default with respect to the Outstanding Securities of any series occurs and is continuing, the Trustee may pursue any available remedy (under this Indenture or otherwise) to collect the payment of principal, premium, if any, or interest on the Securities of such series or to enforce the performance of any provision of such Securities or this Indenture.

         The Trustee may maintain a proceeding at the expense of the Company with respect to the Outstanding Securities of any series even if it does not possess any of the Securities of such series or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of such Securities in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 704. Waiver of Past Defaults.

         Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series by written notice to the Trustee may waive an existing Default or Event of Default with respect to the Securities of such series and its consequences, except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on any Security of such series held by a nonconsenting Holder (other than a rescission of acceleration of the Securities of such series by the Holders of at least a majority in aggregate principal amount of the Securities of such series and a waiver of the payment default resulting from such acceleration). Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such series arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 705. Control by Majority.

         Holders of a majority in principal amount of the Outstanding Securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to such series or exercising any trust or power conferred on the Trustee with respect to such series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Securities of such series or that may involve the Trustee in personal liability. The Trustee may take any other action which it deems proper which is not inconsistent with any such direction.

Section 706. Limitation on Suits.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to the Securities of such series;

                  (ii) the Holders of at least 25% in principal amount of the Outstanding Securities of such series make a written request to the Trustee to pursue the remedy;

                  (iii) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and the provision of indemnity; and

                  (v) during such 60-day period the Holders of a majority in principal amount of the Outstanding Securities of such series do not give the Trustee a direction inconsistent with the request.

A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

Section 707. Rights of Holders to Receive Payment.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date, or, in the case of a repurchase right at the option of the Holder, if any, on the Repurchase Date specified pursuant to Section 301) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 708. Collection Suit by Trustee.

         If an Event of Default with respect to the Securities of any series specified in Section 701(i) or (ii) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company or any other obligor for the whole amount of principal, premium, if any, and interest remaining unpaid on the Securities of such series and interest on overdue principal and, to the extent lawful, interest, premium and such further amount as shall be sufficient to cover the costs and expenses of collection, including the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 709. Trustee May File Proofs of Claim.

         The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall make such payments directly to the Holders, to pay to the Trustee any amount due to it for the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 808 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 808 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 710. Priorities.

         If the Trustee collects any money with respect to the Securities of any series pursuant to this Article, it shall pay out the money in the following order:

         First: to the Trustee, its agents and attorneys for amounts due under
Section 808, including payment of all compensation, expenses and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

         Second: to Holders of the Securities of such series for amounts due and unpaid on the Securities of such series for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities of such series for principal, premium, if any and interest, respectively;

         Third: without duplication, to Holders of the Securities of such series for any other principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness owing to such Holders under this Indenture or the Securities of such series; and

         Fourth: to the Company.

         The Trustee may fix a record date and payment date for any payment to Holders.

Section 711. Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 707, or a suit by Holders of more than 10% in principal amount of the Outstanding Securities of the affected series.

                                  ARTICLE VIII.
                                     TRUSTEE

Section 801. Duties of Trustee.

         (i) With respect to the Securities of any series, if an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (ii) With respect to the Securities of any series, except during the continuance of an Event of Default actually known to a Responsible Officer of the Trustee:

                  (a) the duties of the Trustee shall be determined solely by the express provisions of this Indenture or the TIA and the Trustee need perform only those duties that are specifically set forth in this Indenture or the TIA and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee, and

                  (b) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need to confirm or investigate the accuracy or mathematical calculations or other facts stated therein).

         (iii) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (a) this paragraph does not limit the effect of paragraph (ii) of this Section;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 705 hereof.

         (iv) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(i), (ii), and (iii) of this Section.

         (v) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

         (vi) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 802. Rights of Trustee.

         (i) The Trustee may conclusively rely upon any document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in any such document.

         (ii) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

         (iii) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (iv) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (v) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

Section 803. Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 812 and 813 hereof.

Section 804. Trustee's Disclaimer.

         The Trustee and the Authenticating Agent shall not be responsible for and make no representation as to the validity or adequacy of this Indenture or the Securities of any series, nor shall the Trustee or the Authenticating Agent be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision of this Indenture, nor shall it or the Authenticating Agent be responsible for the use or application of any money received by any Paying Agent other than the Trustee, nor shall it be responsible for any statement or recital herein or any statement in the Securities of any series or any other document in connection with the sale of the Securities or pursuant to this Indenture other than its certificate of authentication.

Section 805. Notice of Defaults.

         If a Default or Event of Default with respect to the Securities of any series occurs and is continuing and if it is actually known to a Responsible Officer of the Trustee, the Trustee shall mail to Holders of such Securities a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any Security of any series or in the payment of any sinking fund installment with respect to the Securities of such series, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of Securities of such series.

Section 806. Preservation of Information.

         The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of such series of Securities received by the Trustee in its capacity as Security Registrar.

Section 807. Reports by Trustee to Holders.

         Within 60 days after December 15 of each year commencing with the later of December 15, 1999 or the first December 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall mail to the Holders of Securities of all series a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

         A copy of each report at the time of its mailing to the Holders shall be mailed to the Company and filed with the Commission and each stock exchange on which the Securities are listed. The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange or delisted therefrom.

Section 808. Compensation and Indemnity.

         The Company shall pay to the Trustee from time to time such compensation for its acceptance of this Indenture and services hereunder as agreed upon from time to time in writing and as is mutually satisfactory to the Company and Trustee. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company shall fully indemnify the Trustee against any and all losses, liabilities, claims, damages, or expenses (including taxes other than taxes based on the income of the Trustee) incurred by it arising out of or in connection with the acceptance of its duties and the administration of the trusts under this Indenture, except as set forth below, and including without limitation, the costs and expenses of defending itself against any claim or liability in connection with the execution or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel of its own selection and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

         The obligations of the Company under this Section 808 shall survive the satisfaction and discharge of this Indenture.

         The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its own negligence or willful misconduct.

         To secure the Company's payment obligations in this Section 808, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on the Securities of any series. Such Lien shall survive the satisfaction and discharge of this Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 701(viii) or (ix) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

Section 809. Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 810.

         (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company specifying its intention to resign, the applicable series affected by such resignation, the reason therefor and the date upon which such resignation shall become effective. Notwithstanding the foregoing, unless the reason for such resignation is a conflict pursuant to TIA ss. 310(b) as provided in Section 812 hereof, the Trustee must resign with respect to all Securities if the Trustee resigns with respect to any series of Securities. If the instrument of acceptance by a successor Trustee required by Section 810 shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         (d) If at any time:

                  (1) the Trustee shall fail to comply with TIA ss. 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 812 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to any one or more series of Securities or all Securities, or (ii) subject to Section 711, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to such series of Securities and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 810, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 810, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 810. Acceptance of Appointment by Successor.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges (and the fees and expenses of its agents and counsel), execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of securities issued pursuant to this Indenture, the terms "Indenture" and "Securities" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 101 which contemplate such situation.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 811. Merger, Conversion, Consolidation or Succession to Business.

         Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; in case any of the Securities shall not have been authenticated by the Trustee then in office, any successor by merger, conversion or consolidation to such Trustee may authenticate such Securities either in the name of such predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 812. Eligibility; Disqualification.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trustee power, shall be subject to supervision or examination by Federal or state authority and shall have a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

         This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

Section 813. Preferential Collection of Claims Against Company.

         The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

Section 814. Appointment of Authenticating Agent.

         At any time when any of the Securities remain Outstanding the Trustee, with the concurrence of the Company, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a Corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at anytime terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to reimbursement for such payments subject to Section 808.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication an alternate certificate of authentication in the following form:

         This is one of the Securities of the series designated herein and issued pursuant to the within-mentioned Indenture.

                                            Dated:__________________________


                                            THE BANK OF NEW YORK, as Trustee


                                            By_______________________________
                                                Authorized Signatory


                                            The Bank of New York, as
                                            Authenticating Agent


                                            By_______________________________
                                                Authorized Signatory

Section 815. Trustee's Application for Instructions from the Company.

         Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date of the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.


                                   ARTICLE IX.
                             DISCHARGE OF INDENTURE

Section 901. Defeasance and Discharge of this Indenture and the Securities.

         The Company may, at the option of its Board of Directors evidenced by a Board Resolution set forth in an Officers' Certificate, at any time, with respect to the Securities of any series, elect to have either Section 902 or 903 be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article 9.

Section 902. Legal Defeasance and Discharge.

         Upon the Company's exercise under Section 901 of the option applicable to this Section 902, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of any series on the date the conditions set forth below are satisfied with respect to such series (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the Outstanding Securities of such series, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 905 and the other Sections of this Indenture referred to in clauses (i) and (ii) of this Section 902, and to have satisfied all its other obligations under the Securities of such series and this Indenture as it relates to such series (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of Outstanding Securities of such series to receive solely from the trust fund described in Section 904, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Sections 305, 306 and 502, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 808, and the Company's obligations in connection therewith and (iv) this Article 9. Subject to compliance with this Article 9, the Company may exercise its option under this Section 902 notwithstanding the prior exercise of its option under Section 903 with respect to the Securities of such series.

Section 903. Covenant Defeasance.

         Unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 301, upon the Company's exercise under Section 901 of the option applicable to this
Section 903, the Company shall be released from its obligations under the covenants contained in Sections 504, 505 and 506, Article 6 and Section 301(12) with respect to the Outstanding Securities of any series on and after the date the conditions set forth below are satisfied with respect to such series (hereinafter, "Covenant Defeasance"), and the Securities of such series shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders of such Securities (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes). For this purpose, such Covenant Defeasance means that, with respect to the Outstanding Securities of any series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default with respect to such series of Securities under Section 701(iv) or (v) but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section 901 of the option applicable to this
Section 903, subject to the satisfaction of the conditions set forth in Section 904, any failure or omission to comply with such obligations shall not constitute a Default or Event of Default with respect to the Securities.

Section 904. Conditions to Legal or Covenant Defeasance.

         The following shall be the conditions to application of either Section 902 or Section 903 to the Outstanding Securities of any series:

                  (i) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 812 who shall agree to comply with the provisions of this Article 9 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (a) cash in U.S. Dollars in an amount, or (b) non-callable Government Securities which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in U.S. Dollars in an amount, or (c) a combination thereof, in such amounts, as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge (A) the principal of, premium, if any, and interest on the Outstanding Securities of such series on the Stated Maturity or on the applicable Redemption Date, as the case may be, of such principal or installment of principal, premium, if any, or interest on the day on which such payments are due and payable and
         (B) any mandatory sinking fund payments or analogous payments applicable to the Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such non-callable Government Securities to said payments with respect to the Securities of such series.

                  (ii) In the case of an election under Section 902, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably satisfactory to the Trustee confirming that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date hereof, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance has not occurred.

                  (iii) In the case of an election under Section 903, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax in the same amount, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

                  (iv) No Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or, in so far as Subsection 701(viii) or 701(ix) is concerned, at any time in the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (v) Such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which the Company is bound.

                  (vi) In the case of an election under either Section 902 or 903, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable Bankruptcy Law.

                  (vii) In the case of an election under either Section 902 or 903, the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by the Company pursuant to its election under Section 902 or 903 was not made by the Company with the intent of preferring the Holders of the series of Securities to be defeased over other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

                  (viii) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in the United States, each stating that all conditions precedent provided for relating to either the Legal Defeasance under Section 902 or the Covenant Defeasance under Section 903 (as the case may be) have been complied with as contemplated by this Section 904.

Section 905. Deposited Money and Government Securities to be Held in Trust;
             Other Miscellaneous Provisions.

         Subject to Section 906, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 905, the "Trustee") pursuant to Section 904 in respect of the Outstanding Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of the Securities of such series of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 904 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

         Anything in this Article 9 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the Company's request any money or non-callable Government Securities held by it as provided in
Section 904 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 904(i)), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 906. Repayment to Company.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 907. Reinstatement.

         If the Trustee or Paying Agent is unable to apply any U.S. Dollars or non-callable Government Securities in accordance with Section 902 or 903, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of any series to be defeased shall be revived and reinstated as though no deposit had occurred pursuant to Section 902 or 903 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 902 or 903, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Security to receive such payment from the money held by the Trustee or Paying Agent.


                                   ARTICLE X.
                        AMENDMENT, SUPPLEMENT AND WAIVER

Section 1001. Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may amend this Indenture or enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (i) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (ii) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of one or more specified series) or to surrender any right or power herein conferred upon the Company; or

                  (iii) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are being included solely for the benefit of such series); or

                  (iv) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities of any series in certificated or uncertificated form; or

                  (v) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

                  (vi) to secure the Securities of any series; or

                  (vii) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                  (viii) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 810; or

                  (ix) to cure any ambiguity or defect in or to correct or supplement any provision herein which may be inconsistent with any other provision in this Indenture or any Security of any series, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                  (x) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA.

Section 1002. With Consent of Holders.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series at the time Outstanding affected by such amendment or supplemental indenture (voting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may amend this Indenture or enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any such affected Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 702, or change any Place of Payment where, or the coin or currency in which, any such Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or any repayment date), or

                  (ii) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any modifications or amendments to the Indenture with respect to such series or to the terms and conditions of such series or to approve a supplemental indenture with respect to such series, or the consent of whose Holders is required for any waiver with respect to such series of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

                  (iii) modify any of the provisions of Sections 704 or 707 or this Section 1002 or Article 8, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 1002 and Article 8, or the deletion of this proviso, in accordance with the requirements of Sections 810(b) and 1001(viii).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 1003. Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 801) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 1004. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities of the series affected thereby theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent provided therein.

Section 1005. Compliance with TIA.

         Every amendment or supplement to this Indenture or the Securities of any series shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

Section 1006. Revocation and Effect of Consents.

         Until an amendment, supplemental waiver or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. A supplemental indenture, amendment or waiver becomes effective in accordance with its terms and thereafter binds every Holder of the series of Securities to which such amendment, supplemental waiver or waiver relates.

         The Company may, but shall not be obligated to, fix a record date for determining which Holders of the Securities of any series must consent to such amendment or waiver. If the Company fixes a record date, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation or (ii) such other date as the Company shall designate.

Section 1007. Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article shall bear a notation in a form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by a Responsible Officer of the Trustee in exchange for Outstanding Securities of such series.

Section 1008. Notice of Supplemental Indentures.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 1002, the Company shall give notice thereof to the Holders of each Outstanding Security so affected, pursuant to Section 108, setting forth in general terms the substance of such supplemental indenture.

                                   ARTICLE XI.
                                  SINKING FUNDS

Section 1101. Applicability of Article.

         Unless otherwise specifically provided for in accordance with Section 301 with respect to any series of Securities, the Company shall have no sinking fund obligations with respect to Securities of any series. The sinking fund obligations as to any series of Securities for which such obligations exist shall be as provided by the terms of such series of Securities as specifically established in accordance with Section 301 and, except as otherwise provided by such terms, as provided in this Article.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1102. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1102. Satisfaction of Sinking Fund Payments with Securities.

         The Company (1) may deliver Outstanding Securities of like tenor of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of like tenor of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of like tenor of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. Such Securities shall be first applied to the sinking fund payment next due and any excess shall be applied to the following sinking fund payments in the order they are due.

Section 1103. Redemption of Securities for Sinking Fund.

         Not less than 60 days prior to each sinking fund payment date for Securities of like tenor of a series, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of like tenor of that series pursuant to Section 1102 and, at the time of delivery of such Officers' Certificate, will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 403 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 404. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 407 and 408.


                                  ARTICLE XII.
                  REPURCHASE OF SECURITIES AT OPTION OF HOLDERS

Section 1201. Applicability of Article.

         Unless otherwise specifically provided for in accordance with Section 301 with respect to any series of Securities, the Company shall have no repurchase obligations with respect to Securities of any series. Securities of any series which are repurchasable before their Stated Maturity at the option of the Holders in accordance with their terms as specifically established in accordance with Section 301 shall be repurchasable in accordance with their terms and, except as otherwise provided by such terms, in accordance with this Article.

Section 1202. Notice of Repurchase Date.

         Notice of any Repurchase Date with respect to Securities of any series shall, unless otherwise specified by the terms of such Securities, be given by the Company not less than 45 nor more than 60 days prior to such Repurchase Date to each Holder of Securities of such series subject to repurchase in accordance with Section 108.

         The notice as to Repurchase Date shall state:

                  (1) the Repurchase Date;

                  (2) the Repurchase Price;

                  (3) the place or places where such Securities are to be surrendered for payment of the Repurchase Price and the date by which such Securities must be so surrendered in order to be repurchased;

                  (4) a description of the procedure which a Holder must follow to exercise a repurchase right;

                  (5) that exercise of the option to elect repurchase is irrevocable; and

                  (6) the CUSIP numbers.

No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right.

Section 1203. Deposit of Repurchase Price.

         On or prior to the Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own paying Agent, segregate and hold in trust as provided in Section 503) the amounts required to be deposited in accordance with the applicable repurchase right provisions or, if no such amount is specified, an amount of money sufficient to pay the Repurchase Price of and (unless the Repurchase Date shall be an Interest Payment Date) accrued interest, if any, on all of the Securities of such series which are to be repurchased on that date.

Section 1204. Securities Payable on Repurchase Date.

         The form of option to elect repurchase having been delivered as specified in the form of Security for such series as provided in Article 2, the Securities of such series so to be repurchased shall, on the Repurchase Date, become due and payable at the Repurchase Price applicable thereto and from and after such date (unless the Company shall default in the payment of the Repurchase Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for repurchase in accordance with said notice, such Security shall be paid by the Company at the Repurchase Price together with accrued interest to the Repurchase Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular and Special Record Dates according to their terms and the provisions of Section 307.

         If the amount deposited in accordance with Section 1203 is insufficient to pay the Repurchase Price of all of the Securities as to which the option to elect repurchase exists under this Indenture and has been exercised, the Trustee shall select the particular Securities to be repurchased on a pro rata basis among all such Holders of all series of Securities having such repurchase right and so exercising the option to elect repurchase (and in such manner as complies with applicable legal and stock exchange requirements, if any). The Trustee shall promptly notify the Company in writing of the Securities selected for repurchase and the principal amount thereof. Securities and portions of them selected shall be in amounts of $1,000 or whole multiples of $1,000. Except as provided in this paragraph, provisions of this Indenture that apply to Securities to be repurchased also apply to portions of Securities to be repurchased.

         If any such Security shall not be paid upon surrender thereof for repurchase, the principal (and premium, if any) shall, until paid, bear interest from the Repurchase Date at the rate prescribed therefor in such Security.

Section 1205. Securities Repurchased in Part.

         Any Security which by its terms may be repurchased in part at the option of the Holder and which is to be repurchased only in part, or which is repurchased only in part in accordance with Section 1204, shall be surrendered at any office or agency of the Company designated for that purpose pursuant to
Section 502 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and a Responsible Officer of the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered. To the extent a series of Securities represented by a Global Security is to be repurchased in part only, a notation of such redemption shall be made by the Trustee in the schedule of exchanges on the Global Security.


                                  ARTICLE XIII.
                                  SUBORDINATION

Section 1301. Agreement to Subordinate.

         The Company covenants and agrees, and each Holder of Securities of each series, by such Holder's acceptance thereof, likewise covenants and agrees, that the indebtedness evidenced by the Securities of each series and the payment of the principal thereof, premium, if any, sinking fund requirements therefor and interest thereon shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash or cash equivalents of all Senior Debt.

Section 1302. Distribution on Dissolution, Liquidation and Reorganization.

         Upon any distribution to creditors of the Company in a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its properties, or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Company (each such event, if any, herein sometimes referred to as a "Proceeding"):

                  (a) all principal of, premium, if any, interest (including interest after the commencement of any such Proceeding at the rate specified in the applicable Senior Debt) and commitment fees (the "Obligations") due on, or to become due on or in respect of, all Senior Debt shall first be paid in full in cash or cash equivalents before any payment or distribution of any kind or character, whether in cash, property or securities, by set off or otherwise (including any payment or distribution which may be payable or deliverable by reason of the payment of any Junior Subordinated Debt), on account of the principal of (and premium, if any) or interest on any Securities or on account of any purchase, redemption, retirement or other acquisition of Securities by the Company, any Subsidiary of the Company, the Trustee or any Paying Agent or on account of any other obligation of the Company in respect of any Securities (all such payments, distributions, purchases, redemptions, retirements and acquisitions, whether or not in connection with a Proceeding, herein referred to, individually and collectively, as a "Securities Payment"), or before the Holders of the Securities shall be entitled to retain any assets so paid or distributed in respect thereof; and

                   (b) until the Senior Debt is paid in full in cash or cash equivalents (as provided in subsection (a) above), any Securities Payment to which the Holders of the Securities or the Trustee for their benefit would be entitled except for the provisions of this Section 1302, shall be paid or delivered by the Company or any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution directly to the holders of Senior Debt or their representative or representatives or the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Debt may have been issued, as their respective interests may appear.

         For purposes of this Article 13 only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include (i) a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment which stock or securities are subordinated in right of payment to all then outstanding Senior Debt to the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article; or (ii) any deposit, or payment made therefrom, pursuant to 9, with respect to any series of Securities; provided that, in the case of any such payment from a defeasance trust, the assets deposited in trust to fund such payment have been so deposited for any period of at least 90 consecutive days without the occurrence of a blockage of payment on such series of Securities pursuant to this Section 1302 or Section 1303 hereof. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article 6 shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article 6.

Section 1303. No Payment When Senior Debt in Default.

         In the event that any Senior Payment Default shall have occurred, then no Securities Payment shall be made unless and until such Senior Payment Default shall have been cured or waived in writing or shall have ceased to exist or all Obligations in respect of such Senior Debt shall have been paid in full in cash or cash equivalents.

         The provisions of this Section shall not apply to any Securities Payment with respect to which Section 1302 hereof would be applicable.

Section 1304. Payment to Holders of Senior Debt.

         Subject to the provisions of Section 1306, in the event that, notwithstanding the provisions of Section 1302 or Section 1303, any Securities Payment shall be received by the Trustee on behalf of the Holders of the Securities (i) from the Company in violation of such provisions, or (ii) from any other Person under such circumstances that such payment would, if made directly by the Company, be in violation of such provisions, such payment or distribution shall be held by the Trustee in trust for the benefit of, and shall immediately be paid over by the Trustee, upon written request by a Person entitled to give notice on behalf of such Senior Debt as specified in Section 1310, to the holders of Senior Debt or their representative or representatives, or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Debt may have been issued, as their respective interests may appear, for application to the payment of Senior Debt.

         Upon any payment or distribution of assets or securities of the Company referred to in Sections 1302 and 1303, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree of a court of competent jurisdiction, or upon any certificate of any liquidating trustee or agent or other similar Person making any payment or distribution to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Debt, the amount thereof or payment thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article
13. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution referred to in Sections 1302 and 1303, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, as to the extent to which such Person is entitled to participation in such payment or distribution, and as to other facts pertinent to the rights of such Person under Sections 1302 and 1303, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 1305. Subrogation.

         Subject to the payment in full in cash or cash equivalents of all Senior Debt at the time outstanding, the Holders of the Securities shall be subrogated to the rights of each holder of Senior Debt (to the extent of the payments or distributions made to such holder pursuant to the provisions of Sections 1302, 1303 and 1304) to receive payments or distributions of cash, assets or securities of the Company applicable to the Senior Debt until the Securities shall be paid in full. No payments or distributions to holders of Senior Debt of cash, assets or securities of the Company to which Holders of Securities would be entitled except for the provisions of this Article 13, and no payment over pursuant to the provisions of this Article 13 to holders of such Senior Debt by the Holders of Securities shall, as among the Company, its creditors other than the holders of Senior Debt, and the Holders of the Securities, be deemed to be a payment by the Company on account of the Senior Debt, it being understood that the provisions of this Article 13 are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Debt, on the other hand, and nothing contained in this Article 13 or elsewhere in this Indenture, or in the Securities, is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities, as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt, nor shall anything herein or therein prevent the Trustee or the Holder of any Securities from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 13 of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

Section 1306. Payment on Securities Permitted.

         Nothing contained in this Article 13 or elsewhere in this Indenture, or in any of the Securities, shall prevent the Company from making payment of the principal of, sinking fund, if any, premium, if any, or interest on the Securities, at any time, except under the conditions described in Section 1303 and except during the pendency of any Proceeding within the meaning of Section 1302. Nothing contained in this Article 13 or elsewhere in this Indenture, or in any of the Securities, shall prevent the application by the Trustee of any moneys deposited with it hereunder for the purpose, to the payment of or on account of the principal of, sinking fund, if any, or premium, if any, or interest on the Securities, unless the Trustee shall have received written notice, directed to it at its Corporate Trust Office as provided in Section 1310.

Section 1307. Authorization of Holders to Trustee to Effect Subordination.

         Each Holder of Securities, by such Holder's acceptance thereof, authorizes and directs the Trustee in such Holder's behalf to take such action as may be necessary or appropriate to effectuate, as between the Holders of the Securities and the holders of Senior Debt, the subordination provided in this Article 13 and appoints the Trustee his attorney-in-fact for any and all such purposes.

Section 1308. No Waiver of Subordination Provisions.

         No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any noncompliance by the Company with terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) permit the Company to borrow, repay and then reborrow any or all of the Senior Debt; (iii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iv) release any Person liable in any manner for the collection of Senior Debt; (v) exercise or refrain from exercising any rights against the Company and any other Person; and (vi) apply any sums received by them to Senior Debt.

Section 1309. Trustee as Holder of Senior Debt.

         The Trustee shall be entitled to all the rights set forth in this
Article 13 in respect of any Senior Debt at any time held by it, to the same extent as any other holder of Senior Debt, and nothing in Section 813 or elsewhere in this Indenture shall deprive or be construed to deprive the Trustee of its rights as such holder.

         Nothing in this Article 13 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 808 hereof.

Section 1310. Notices to Trustee.

         The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities, but failure to give such notice shall not affect the subordination of the Securities to the extent herein provided if notice is otherwise given as hereinafter provided in this

Section 1310. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company, any holder of Senior Debt or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 801 hereof, shall be entitled in all respects to assume that no such facts exist. Any notice required or permitted to be given to the Trustee by a holder of Senior Debt or a trustee, fiduciary or transfer agent therefor shall be in writing and shall be sufficient for every purpose hereunder in writing and either (i) sent via facsimile to the Trustee, the receipt of which shall be confirmed via telephone, or (ii) mailed, first class postage prepaid, or sent overnight carrier, to the Trustee addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address furnished in writing to such holder of the Senior Debt by the Trustee. Notwithstanding anything else contained herein, no notice, request or other communication to or with the Trustee shall be deemed given unless received by a Responsible Officer at the Trustee's principal corporate trust office.

Section 1311. No Fiduciary Duty by Trustee to Holders of Senior Debt.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or the Company or any other Person moneys or assets to which any holders of Senior Debt shall be entitled by virtue of this Article 13 or otherwise. With respect to the holders of Senior Debt, the Trustee undertakes to perform or observe only such of its covenants and obligations as are set forth in this Article and no implied covenants or obligations with respect to holders of Senior Debt shall be read into this Indenture against the Trustee.

Section 1312. Paying Agent Treated as Trustee.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 13 shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 13 in place of the Trustee.


                                  ARTICLE XIV.
                                  MISCELLANEOUS

Section 1401. TIA Controls.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss.318(c), the imposed duties shall control.

Section 1402. Rules by Trustee and Agents.

         The Trustee may make reasonable rules for action by or at a meeting of Holders. The Authenticating Agent, the Security Registrar or the Paying Agent may make reasonable rules and set reasonable requirements for their respective functions.

Section 1403. Legal Holidays.

         A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in The City of New York or Minneapolis, Minnesota or at a place of payment are authorized or obligated by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section 1404. No Personal Liability of Directors, Officers, Employees and Stockholders.

         No director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Securities, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

Section 1405. Duplicate Originals.

         The parties may sign any number of copies of this Indenture. One signed copy shall be sufficient to prove this Indenture.

Section 1406. Governing Law.

         This Indenture shall be governed by and interpreted under the laws of the State of New York, and any dispute arising out of, connected with, related to, or incidental to the relationship established between the Company, the Trustee and the Holders in connection with this Indenture, and whether arising in contract, tort, equity or otherwise, shall be resolved in accordance with the internal laws (as opposed to the conflicts of laws provisions) and decisions of the State of New York.

Section 1407. No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.


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

Section 1408. Successors.

         All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successor.

Section 1409. Severability.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1410. Counterpart Originals.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 1411. Table of Contents, Headings, etc.

         The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.






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

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                       UNITED HEALTHCARE CORPORATION


                                       By __________________________________
                                          Allan J. Weiss
                                          Vice President and Treasurer

Attest:


______________________
David J. Lubben
Secretary



                                       THE BANK OF NEW YORK, as Trustee


                                       By  __________________________________

                                       Its  _________________________________


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